CONSOLIDATED BALANCE SHEETS (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Jun. 30, 2013	Dec. 31, 2012
CONSOLIDATED BALANCE SHEETS
Accounts receivable, allowances for doubtful accounts (in dollars)	$ 4,411	$ 1,822
Common shares, par value (in dollars per share)
Common shares, authorized	500,000,000	500,000,000
Common shares, issued	173,346,064	173,346,064
Common shares, outstanding	173,116,664	172,773,664